UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2019

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On December 13, 2019, United Therapeutics Corporation (“UT”) announced a delay in the potential launch of the Implantable System for Remodulin® from 2020 to 2021. As previously announced, the system was developed in collaboration with Medtronic Inc. (“Medtronic”), the manufacturer of the system. Although the U.S. Food and Drug Administration (“FDA”) previously approved Medtronic’s premarket approval application (“PMA”) for the device in December 2017, UT’s ability to launch the product is subject to Medtronic satisfying various conditions to its PMA approval. As a result of recent FDA communications, Medtronic has indicated that these conditions will not be satisfied during 2020. UT has no control over when or whether these conditions will be met.

Forward-looking Statements

Statements included in this Current Report on Form 8-K that are not historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the potential launch of the Implantable System for Remodulin. These forward-looking statements are subject to certain risks and uncertainties, such as those described in UT’s periodic and other reports filed with the Securities and Exchange Commission that could cause actual results to differ materially from anticipated results. Such forward-looking statements are qualified by the cautionary statements, cautionary language and risk factors set forth in UT’s periodic reports and documents filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. UT claims the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. UT is providing this information as of December 13, 2019, and assumes no obligation to update or revise the information contained in this Current Report on Form 8-K whether as a result of new information, future events or any other reason.

REMODULIN is a registered trademark of United Therapeutics Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: December 13, 2019	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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